PROSPECTUS SUPPLEMENT

February 24, 2017

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B Share)

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (C Share)

THE GUARDIAN INVESTOR PROSTRATEGIES VARIABLE ANNUITYSM (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share), The Guardian Investor ProFreedom Variable AnnuitySM (C Share) and The Guardian Investor ProStrategies Variable AnnuitySM (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

EFFECTIVE MAY 1, 2017:

1.	The Alps/Red Rocks Listed Private Equity Portfolio (Class III), Guggenheim VT Long Short Equity, Guggenheim VT Multi-Hedge Strategies, Janus Aspen Enterprise Portfolio (Service Shares), Putnam VT Absolute Return 500 Fund (Class IB), and QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (Class II) (each a “Fund” and collectively the “Funds”) will not be available as investment allocation options for contracts issued in conjunction with applications dated on or after May 1, 2017.

2.	The Funds will not be available as investment allocation options for any contract issued in conjunction with applications dated prior to May 1, 2017, that has no Accumulation Value invested in an applicable Fund as of April 30, 2017 AND has no Net Premium allocation instructions, dollar cost averaging instructions or rebalancing instructions (collectively, “Allocation Instructions”) that, as of April 30, 2017, include the applicable Fund.

3.	For any contract issued in conjunction with an application dated prior to May 1, 2017, that has either Accumulation Value invested in an applicable Fund, or has Allocation Instructions that, as of April 30, 2017, include the applicable Fund, said Fund will continue to be available as an investment allocation option for that contract. When a contract has no Accumulation Value remaining in an applicable Fund AND no Allocation Instructions that include said Fund, the Fund will no longer be available as an investment allocation option for that contract.

If you have any questions regarding the availability of the Fund in your contract please contact our Customer Service Office at 1-800-221-3253 between 8:30 AM and 7:00 PM Eastern Time, Monday through Friday.

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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